Exhibit 10.1

FIRST AMENDMENT TO RESTATED DIP CREDIT AGREEMENT

THIS FIRST AMENDMENT TO RESTATED DIP CREDIT AGREEMENT (this “Amendment”) dated effective as of March 30, 2009, is entered into by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), REGIMENT CAPITAL SPECIAL SITUATIONS FUND III, L.P., a Delaware limited partnership (“Regiment”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), STORM CAT ENERGY (USA) CORPORATION, a Colorado corporation, as a debtor and debtor-in-possession (“Borrower”), STORM CAT ENERGY CORPORATION, a company incorporated under the laws of British Columbia, Canada (“Parent”), as a non-debtor guarantor, and each subsidiary of Borrower listed as a guarantor on the signature pages hereof, each as a debtor and debtor-in-possession (the “Subsidiaries” and collectively with the Borrower, the “Debtor Loan Parties”).  All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Recitals

A.            The Debtor Loan Parties have commenced cases (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado, Denver Division (the “Bankruptcy Court”), and the Debtor Loan Parties have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession.

B.            The Debtor Loan Parties, the Parent, the Agent and the Lenders are parties to that certain Restated DIP Credit Agreement dated as of January 30, 2009 (as the same may be amended, restated, increased or extended from time to time, the “Credit Agreement”).

C.            The parties hereto desire to modify the Credit Agreement and the other Loan Documents in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor Loan Parties, the Parent, the Agent and the Lenders hereby agree as follows:

1.             Modifications to the Credit Agreement.  Upon the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

(a)           Annex I (the Budget) to Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety, and replaced by Annex I attached to this Amendment.

(b)           The definition of “Final Maturity Date” in Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety, and replaced as follows:

“Final Maturity Date” means the date which is the earliest of (a) July 31, 2009, (b) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy

Court, (c) the date of a sale of substantially all of the assets of Borrower and the Debtor Guarantors (which may take the form of an asset sale, stock sale or otherwise as approved by Agent and Lenders), and (d) such earlier date on which all Loans and other Obligations for the payment of money shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

(c)           The definition of “Material Adverse Change” in Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety, and replaced as follows:

“Material Adverse Change” means any event, occurrence, condition or combination thereof, which in the sole judgment of the Agent and the Required Lenders has resulted in (a) a material adverse change in the business, operations, results of operations, net operating income, value of Collateral, assets, liabilities or condition (financial or otherwise) of the Loan Parties, taken as a whole, (b) a material impairment of any Loan Party’s ability to perform its obligations under any Loan Document to which it is a party or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral, or (c) subject to Permitted Priority Liens, a material impairment of the enforceability or priority of Agent’s Liens with respect to the Collateral.

(d)           Clause (ii)(B) of the definition of “Agreed Administrative Expense Priorities” in Schedule 1.1 of the Credit Agreement is hereby modified to delete the number “$750,000” and replace it with “$350,000”.

2.             Conditions to Effectiveness.  This Amendment shall not become effective until the following conditions have been satisfied:

(a)           The Bankruptcy Court shall have entered an order from which no appeal or motion to reconsider has been timely filed and which is not the subject of a stay pending appeal (unless the Agent and the Lenders waive such requirement), together with all modifications and amendments thereto, in form and substance satisfactory to the Agent and the Lenders, which, among other matters but not by way of limitation, authorizes the amendments to the Loan Documents described in this Amendment and authorizes the Debtor Loan Parties to execute this Amendment and perform all of their obligations hereunder; and

(b)           The Agent and the Lenders shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed by the Debtor Loan Parties and the Parent.

3.             Amendments to the other Loan Documents.  Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

4.             Ratification.  The Debtor Loan Parties and the Parent hereby ratify each of their respective obligations under the Credit Agreement and the Loan Documents to which they are a

2

party, and agree and acknowledge that the Credit Agreement and each of the other Loan Documents shall continue in full force and effect as amended and modified by this Amendment.

5.             Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

6.             Counterparts.  This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7.             Binding Effect.  The Amendment shall be binding upon and inure to the benefit of the Agent, the Lenders, the Debtor Loan Parties and the Parent and each of their successors and permitted assigns.  Neither the Debtor Loan Parties nor the Parent shall have the right to assign any of their rights hereunder or any interest herein.

8.             Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers or general partners, as applicable, to be effective as of the date first written above.

STORM CAT ENERGY (USA) CORPORATION, as debtor, debtor-in-possession and Borrower

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	President

STORM CAT ENERGY CORPORATION, as non-debtor guarantor pursuant to the Parent Guaranty

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	Chief Executive Officer

STORM CAT ENERGY (ALASKA) LLC, as debtor, debtor-in-possession and Guarantor

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	President

STORM CAT ENERGY (POWDER RIVER) LLC, as debtor, debtor-in-possession and Guarantor

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	President

STORM CAT ENERGY (FAYETTEVILLE) LLC, as debtor, debtor-in-possession and Guarantor

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	President

TRIPLE CROWN GATHERING CORPORATION, as debtor, debtor-in-possession and Guarantor

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	President

STORM CAT ENERGY (USA) OPERATING CORPORATION, as debtor, debtor-in-possession and Guarantor

By:	/s/ Joseph M. Brooker
Name:	Joseph M. Brooker
Title:	President

REGIMENT CAPITAL SPECIAL SITUATIONS FUND III, L.P., as Agent and as a Lender

By:	/s/ Richard Miller
Name:	Richard Miller
Title:	Authorized Signatory